Long Term Debt	12 Months Ended
Dec. 31, 2021
Long Term Debt [Abstract]
LONG TERM DEBT
16.	LONG TERM DEBT

On June 28, 2018, Signifi borrowed $192,886 USD from the Business Development Bank of Canada (“BDC”) for a term of four years, payable in monthly instalments of principal and interest. This loan bears interest at the bank’s base rate + 3.2%. The loan was repaid in full in September 2021 including all capital and interest. The loan was secured by the assets of Signifi and a guarantee by the Company and its Canadian subsidiaries. All security liens were removed before year-end.

	31-Dec-21	31-Dec-20
Balance, Beginning of Year	$108,236	$150,538
Foreign Exchange adjustment	2,076	3,188
Capital repayments in the period	(110,312)	(45,490)
	0	108,236
Less: current portion of long term debt	-	(56,471)
Balance, End of Year	$0	$51,765